Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Guixiong Qiu, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A (Amendment No. 1) of Tanke Biosciences Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: October 20, 2011	/s/ Guixiong Qiu
Guixiong Qiu Chief Executive Officer